UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2010

BROWNIE’S MARINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28321	90-0226181

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

940 N.W. 1st Street, Fort Lauderdale, Florida 33311
(Address of Principal Executive Office) (Zip Code)

(954) 462-5570
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On September 30, 2010, the Company issued 818,812 shares of its restricted common stock in full satisfaction of an $180,000 advance made by an accredited investor.  As additional consideration, the Company issued the investor a warrant to purchase up to 147,727 shares of restricted common stock, exercisable at $0.22 per share until November 15, 2010.

The shares and warrant issued to the accredited investor were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The shares and warrant contain a legend restricting their transferability absent registration or applicable exemption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: October 1, 2010	/s/ Robert Carmichael
Robert Carmichael
Chief Executive Officer